APAC Customer Services Acquires
Contact Center BusinessfromSEI

BANNOCKBURN, IL, May 2, 2011 – APAC Customer Services, Inc. (Nasdaq: APAC), a leader in global outsourced services and solutions, has acquired a portion of thetele-sales services business unit of SEI, LLC.  The acquisition includes the contracts and related services which SEI has historically delivered to one of the world’s leading technology companies.

The acquisition offers APAC the opportunity to further expand its presence in the technology vertical. “We are very excited about the opportunities this combination represents for both APAC and our new key client.  Increasing the diversity of the industries APAC serves has been one of our goals, and this acquisition provides anideal opportunity to advance that objective with a world class organization,” said APAC President and CEO Kevin Keleghan.

SEI delivers professional services including sales and customer service for major companies worldwide. The acquired business provides sales and marketing as well as partner channel support for a leading technology company.  The acquired business generated approximately $10 million in revenue in 2010 and employsabout 200 associates in Fargo, North Dakota.

Terms of the transaction were not disclosed.  APAC expects the acquisition to be accretive to earnings in the first year.

About APAC Customer Services, Inc.
APAC Customer Services, Inc. (NASDAQ: APAC) is a leading provider of customer care services and solutions to market leaders in healthcare, business services, communications, media & publishing, travel & entertainment, financial services and technology industries. APAC partners with its clients to deliver custom solutions that enhance bottom-line performance. For more information, call 1-800-OUTSOURCE. APAC’s comprehensive web site is http://www.apaccustomerservices.com.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the Company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the Company’s management. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the Company’s actual results to differ from historic results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients or reduction in demand for services could have a material adverse effect on the Company; the performance of its clients and general economic conditions; its financial results depend on the ability to effectively manage production capacity and workforce; the terms of its client contracts; its ability to sustain profitability; its availability of cash flows from operations and compliance with debt covenants and funding requirements under the Company’s credit facility; its ability to conduct business internationally, including managing foreign currency exchange risks; its principal shareholder can exercise significant control over the Company; and its ability to attract and retain qualified employees; the potential for downward pricing pressures in its industry and other competitive factors; changes to government regulations; the effect of rapid technology changes; acts of God, political instability or other events outside its control; and the impact from unauthorized disclosure of sensitive or confidential client or customer data.

Other reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2011. Our filings are available under the investor relations section of our website at http://www.apaccustomerservices.com and on a website maintained by the SEC at http://www.sec.gov.

Source: APAC Customer Services, Inc.

Company Contact:	Investor Relations Contact:
Andrew B. Szafran Senior Vice President and Chief Financial Officer APAC Customer Services, Inc. 847-374-1949	Harriet Fried / Jody Burfening Lippert/Heilshorn& Associates 212-838-3777 HFried@lhai.com

ABSzafran@APACMail.com